Semi-Annual Report

                          (THE JENSEN PORTFOLIO LOGO)

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2000

THE JENSEN PORTFOLIO

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

  This report covers The Jensen Portfolio's activities for the first six months of our fiscal year ending May 31, 2001. First on the agenda is to welcome our new shareholders. Your presence is also beneficial to existing shareholders since the additional assets reduce the per share expenses incurred in operating the Portfolio.

  In addition, the Portfolio's owners represent more of a national presence than just six months ago. Each state in the union can create their own set of qualifications, and most are specific to each state. All require licensing fees, as well. At any rate, the Portfolio is now available in 22 states with 23 more states pending, up from just 8 at the end of May, 2000. Primarily due to investment performance and the increasing number of shareholders, the Portfolio grew from $30.5 million to $38.6 million, a 27 percent increase during the semi-annual period.

  For those shareholders unfamiliar with the investment strategy the Portfolio employs, our goal is to retain companies in the portfolio for at least ten years--longer with good fortune. That is because, over the long term, we have complete confidence that the market will accurately value companies. Even if our analysis of the value of the companies held in the Portfolio is only approximately correct, we believe that owning shares of the Portfolio will provide adequate rates of return. Nonetheless, the world of business combined with the gyrations of the stock market has its sudden twists and turns. Our goal for the long term is to own companies whose products are now and will continue to be in constant demand. If that is true, the businesses themselves should provide consistent results. That said, the twists and turns of the stock market cannot be expected to provide similarly consistent returns in the short term.

  As investment managers, we are more concerned about how the companies held in the Portfolio are maintaining their competitive advantages, rather than trying to identify companies that are out of sync with the market. Nonetheless, we will remember the market of the year 2000 as being unnecessarily influenced by synthetic securities. Investors were passionate about the dot.coms, synthetic because they were largely fleeting visions rather than companies that had any characteristics of successful businesses, such as positive cash flows and competitive advantages, in the profitable sense of that word. More than the dot.coms, however, was the acceptance of other synthetic securities by the investing public.

  Index funds, basket of stocks, puts and calls and tracking stocks are all part of the synthetic package. Some have time lines, often expiring within three months, that forces another transaction and increases volatility. Rather than own assets directly, many investors are satisfied owning a proxy on those assets because proxies leverage the gain (or loss). The Portfolio's strategy is grounded in the belief that directly owning shares in outstanding companies will provide superior performance over time and that outperforming the market in the short term necessitates a huge amount of good fortune.

  Thus, the Portfolio is a collection of businesses that, in the opinion of its managers, would be wonderful to own even if there were no markets. It has been a longstanding principle of the Portfolio that shareholders will be advised of the businesses the Portfolio owns upon their request.

  One final comment about synthetic securities is that because of the element of time, most synthetic securities make the market more volatile. Living in volatile markets without anxiety, in our opinion, is best accomplished by considering the nature of companies with strong competitive advantages. These businesses do not change all that much from year to year and most of that change is amazingly consistent. Being satisfied with that type of business performance helps investors ignore the vagaries of the stock market.

  In closing, we are pleased to announce the return of the Portfolio for the six-month period ending November 30, 2000 was a positive 6.97 percent versus a negative 6.92 percent for the S&P 500.

Sincerely,

/s/Val Jensen

Val Jensen, Chairman
Jensen Investment Management, Inc.

STATEMENT OF ASSETS & LIABILITIES
NOVEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost $23,707,599)                        $38,708,974
Income receivable                                                    28,781
Other assets                                                         15,181
                                                                -----------
               TOTAL ASSETS                                      38,752,936
                                                                -----------

LIABILITIES:
Payable to Investment Adviser                                        15,874
Payable to directors                                                  1,180
Payable for securities purchased                                     91,027
Accrued expenses                                                     21,597
                                                                -----------
               TOTAL LIABILITIES                                    129,678
                                                                -----------
NET ASSETS                                                      $38,623,258
                                                                -----------
                                                                -----------

NET ASSETS CONSIST OF:
Capital stock                                                    23,877,671
Unrealized appreciation on
  investments                                                    15,001,375
Accumulated undistributed net
  investment income                                                  27,403
Accumulated undistributed net
  realized loss                                                    (283,191)
                                                                -----------
               TOTAL NET ASSETS                                 $38,623,258
                                                                -----------
                                                                -----------

NET ASSET VALUE PER SHARE, 1,669,740
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                                       $23.13
                                                                     ------
                                                                     ------

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2000 (UNAUDITED)

Number of Shares                                                  Market Value
----------------                                                  ------------
                 COMMON STOCK 96.23%

                 ADVERTISING 3.26%
       16,000    Omnicom Group Inc.                               $ 1,258,000
                                                                  -----------

                 BANKS 5.51%
       16,500    State Street Corporation                           2,128,500
                                                                  -----------

                 BEVERAGES 3.08%
       19,000    The Coca-Cola Company                              1,189,875
                                                                  -----------

                 COMPUTER SOFTWARE SERVICES 13.93%
       22,000    Adobe Systems
                   Incorporated                                     1,394,250
       34,000    Automatic Data
                   Processing, Inc. #<F1>                           2,244,000
       30,000    Paychex, Inc.                                      1,743,750
                                                                  -----------
                                                                    5,382,000
                                                                  -----------

                 COMPUTERS & PERIPHERALS 2.13%
       70,000    American Power Conversion
                   Corporation #<F1>                                  822,500
                                                                  -----------

                 DRUGS 3.70%
       15,400    Merck & Co., Inc.                                  1,427,388
                                                                  -----------

                 ELECTRICAL EQUIPMENT 1.54%
       12,000    General Electric Company                             594,750
                                                                  -----------

                 FOOD PROCESSING  4.97%
       80,000    Sara Lee Corporation                               1,920,000
                                                                  -----------

                 HOUSEHOLD PRODUCTS 11.09%
       54,000    The Clorox Company                                 2,413,125
       25,000    The Proctor & Gamble
                   Company                                          1,871,875
                                                                  -----------
                                                                    4,285,000
                                                                  -----------

                 INDUSTRIAL SERVICES  5.60%
       65,000    Equifax Inc.                                       2,161,250
                                                                  -----------

                 MEDICAL SUPPLIES 15.92%
       43,000    Abbott Laboratories                                2,367,687
       36,000    Medtronic, Inc.                                    1,917,000
       35,000    Stryker Corporation                                1,865,938
                                                                  -----------
                                                                    6,150,625
                                                                  -----------

                 NEWSPAPERS 4.17%
       30,000    Gannett Co., Inc.                                  1,608,750
                                                                  -----------

                 OFFICE EQUIPMENT 2.17%
       20,000    Zebra Technologies
                   Corporation #<F1>                                  837,500
                                                                  -----------

                 PRECISION INSTRUMENTS 3.50%
       45,000    Dionex Corporation #<F1>                           1,352,812
                                                                  -----------

                 SEMICONDUCTORS 4.93%
       50,000    Intel Corporation                                  1,903,125
                                                                  -----------

                 THRIFT INDUSTRY 10.73%
       23,000    Fannie Mae                                         1,817,000
       38,500    Freddie Mac                                        2,326,844
                                                                  -----------
                                                                    4,143,844
                                                                  -----------
                 Total Common Stock
                   (Cost $22,164,544)                              37,165,919
                                                                  -----------

Principal Amount                                                 Market Value
----------------                                                 ------------
                 SHORT-TERM INVESTMENTS 3.99%

                 VARIABLE RATE DEMAND NOTES*<F2> 3.99%
   $1,033,551    Firstar Bank, N.A.,
                   6.37%                                            1,033,551
      475,354    Sara Lee Corporation,
                   6.22%                                              475,354
       24,374    Wisconsin Corporate Central
                   Credit Union, 6.29%                                 24,374
        9,776    Wisconsin Electric Power
                   Company, 6.25%                                       9,776
                                                                  -----------
                 Total Short-Term Investments
                   (Cost $1,543,055)                                1,543,055
                                                                  -----------
                 Total Investments 100.22%
                   (Cost $23,707,599)                              38,708,974
                                                                  -----------
                 Liabilities, Less
                   Other Assets (0.22)%                               (85,716)
                                                                  -----------
                 NET ASSETS 100.00%                               $38,623,258
                                                                  -----------
                                                                  -----------

#<F1>  Non income producing security.
*<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates are as of November 30, 2000.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                                    $  166,229
Interest income                                                        50,641
                                                                   ----------
                                                                      216,870
                                                                   ----------

EXPENSES:
Investment advisory fees                                               84,244
Administration fees                                                    12,627
Shareholder servicing and accounting                                   19,032
Custody fees                                                            2,745
Federal and state registration fees                                     1,281
Professional fees                                                      23,973
Reports to shareholders                                                 2,196
Directors' fees and expenses                                            8,601
                                                                   ----------
          Total expenses                                              154,699
                                                                   ----------

NET INVESTMENT INCOME                                                  62,171
                                                                   ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investment
  transactions                                                       (289,898)
Change in unrealized appreciation
  on investments                                                    2,623,720
                                                                   ----------
Net gain on investments                                             2,333,822
                                                                   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $2,395,993
                                                                   ----------
                                                                   ----------

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    NOV. 30, '00    MAY 31, '00
                                                    ------------    -----------
                                                     (UNAUDITED)
OPERATIONS:
   Net investment income                             $    62,171   $    81,009

   Net realized gain (loss) on
     investment transactions                            (289,898)    4,292,483

   Change in unrealized
     appreciation on
     investments                                       2,623,720     2,201,549
                                                     -----------   -----------

   Net increase in net assets
     resulting from operations                         2,395,993     6,575,041
                                                     -----------   -----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                         6,572,925     3,319,403

   Shares issued to holders in
     reinvestment of dividends                           434,413     1,634,263

   Shares redeemed                                      (389,172)   (2,445,615)
                                                     -----------   -----------

   Net increase                                        6,618,166     2,508,051
                                                     -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS:
   Net investment income                                 (72,959)      (42,818)
   From net realized gains                              (843,009)   (3,058,051)
                                                     -----------   -----------
   Total dividends and
     distributions                                      (915,968)   (3,100,869)
                                                     -----------   -----------

INCREASE
   IN NET ASSETS                                       8,098,191     5,982,223

NET ASSETS:
   Beginning of period                                30,525,067    24,542,844
                                                     -----------   -----------

   End of period (including
     undistributed net investment
     income of $27,403 and
     $38,191, respectively)                          $38,623,258   $30,525,067
                                                     -----------   -----------
                                                     -----------   -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
Per Share Data:                             NOV. 30, '00   MAY 31, '00    MAY 31, '99    MAY 31, '98    MAY 31, '97    MAY 31, '96
                                            ------------   -----------    -----------    -----------    -----------    -----------
                                            (UNAUDITED)
Net asset value,
  beginning of period                          $22.25         $19.42         $16.87         $14.78         $12.16          $9.94

Income from investment operations:
  Net investment income                          0.04           0.06           0.05           0.23           0.10           0.15
  Net realized and unrealized
     gains on investments                        1.46           5.30           2.56           2.46           2.63           2.23
                                               ------         ------         ------         ------         ------         ------
  Total from investment
     operations                                  1.50           5.36           2.61           2.69           2.73           2.38
                                               ------         ------         ------         ------         ------         ------
Less distributions:
  Dividends from net investment
    income                                      (0.05)         (0.03)         (0.05)         (0.23)         (0.10)         (0.15)
  Distribution in excess of net
    investment income                              --             --          (0.01)            --          (0.01)         (0.01)
  From net realized gains                       (0.57)         (2.50)            --          (0.37)            --             --
                                               ------         ------         ------         ------         ------         ------
                                                (0.62)         (2.53)         (0.06)         (0.60)         (0.11)         (0.16)
                                               ------         ------         ------         ------         ------         ------
Net asset value,
  end of period                                $23.13         $22.25         $19.42         $16.87         $14.78         $12.16
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

Total return(1)<F3>                              6.97%         27.65%         15.51%         18.28%         22.56%         24.14%

Supplemental data and ratios:
  Net assets,
     end of period                        $38,623,258    $30,525,067    $24,542,844    $19,900,373    $14,511,087    $11,257,030

  Ratio of expenses to
    average net assets(2)<F4>                    0.92%          0.94%          0.96%          1.02%          1.32%          1.20%

  Ratio of net investment income
    to average net assets(2)<F4>                 0.37%          0.31%          0.27%          1.44%          0.61%          1.23%

  Portfolio turnover rate                        2.13%         32.35%         13.87%         20.80%         24.50%         47.93%

(1)<F3> Not annualized for the six months ended November 30, 2000.
(2)<F4> Annualized for the six months ended November 30, 2000. Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997 and $30,062 for the year ended May 31, 1996 the ratio of expenses to average net assets would have been 1.35% and 1.49%, respectively, and the ratio of net income to average net assets would have been 0.58% and 0.94%, respectively. For the six months ended November 30, 2000 and the years ended May 31, 2000, May 31, 1999 and May 31, 1998 the ratio of expenses to average net assets was less than the annual expense limit.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the six months ended November 30, 2000. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                  SIX MONTHS
                                                    ENDED          YEAR ENDED
                                                 NOV. 30, '00      MAY 31, '00
                                                 ------------      -----------
Shares sold                                         294,816          152,314
Shares issued to holders in
  reinvestment of dividends                          20,305           73,465
Shares redeemed                                     (17,098)        (117,824)
                                                  ---------        ---------
Net increase                                        298,023          107,955

Shares outstanding:
Beginning of period                               1,371,717        1,263,762
                                                  ---------        ---------
End of period                                     1,669,740        1,371,717
                                                  ---------        ---------
                                                  ---------        ---------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 2000, were $6,742,911 and $686,539, respectively.

At November 30, 2000, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                               $16,258,118
(Depreciation)                                              (1,256,743)
                                                           -----------
Net appreciation on
  investments                                              $15,001,375
                                                           -----------
                                                           -----------

At November 30, 2000, the cost of investments for federal income tax purposes was $23,707,599.

4. INVESTMENT ADVISORY ANDOTHER
   AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

5. EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

       Average Daily Net                       Annual
      Assets for the Year                  Expense Limit
      -------------------                  -------------
   $100,000 -  $10,000,000                     2.00%
   $10,000,001 - $15,000,000                   1.75%
   $15,000,001 - $25,000,000                   1.50%
   $25,000,001 - $50,000,000                   1.25%
   $50,000,001 - $100,000,000                  1.00%
   $100,000,001 and above                      0.75%

Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

6. SUBSEQUENT EVENTS

On December 22, 2000 an ordinary income dividend of $.02462817 per share aggregating $42,839 was declared. The distribution was paid on December 22, 2000 to shareholders of record on December 21, 2000.

2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR 97204-3721

(JENSEN INVESTMENT MANAGEMENT LOGO)

503-274-2044
800-221-4384
Fax 503-274-2031